UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 3, 2009

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 4 pages.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Named Executive Officer

On April 3, 2009, effective immediately, the Board of Directors of Remington Arms Company, Inc. (“Remington”) appointed Joseph B. Gross, Remington’s Vice President, Firearms Manufacturing, to serve as Chief Operating Officer of Remington. Mr. Gross will no longer retain the title of Vice President, Firearms Manufacturing. Prior to his appointment as Chief Operating Officer, Mr. Gross, age 50, had served as Remington’s Vice President, Firearms Manufacturing since February 2008 and as its Ilion Plant Manager from January 2006 to February 2008. Prior to joining Remington, Mr. Gross had been an employee of Moen, Inc. since 2004, serving as Moen’s Plant Manager from 2004 to 2006.

Mr. Gross’s appointment as Chief Operating Officer does not alter his existing compensatory relationship with Remington. His current annual salary of $225,000 was effective July 1, 2008 and remains in effect. In addition, pursuant to the terms and conditions of Remington’s Special Retention and Severance Plan (the “Plan”), Mr. Gross remains a party to a Retention and Severance Agreement (the “Agreement”) with Remington that he entered into on December 19, 2008. The Agreement is subject to the terms and conditions of the Plan and the Retention and Severance Agreement Offer Letter that accompanied the Agreement. In accordance with the terms of the Plan, the Agreement and the Offer Letter, and upon execution of a general release and waiver of claims, Mr. Gross is entitled to receive his annualized base salary plus certain medical and insurance benefits (together, the “Severance Benefit”) for a period of 12 months if (i) he is terminated by Remington other than for cause, death or total disability, or (ii) he terminates his employment for good reason. Payment of the Severance Benefit is generally subject to, among other things, Mr. Gross’s compliance with certain covenants contained in the Agreement. Remington may elect to pay the Severance Benefit to Mr. Gross if his employment is terminated for cause or if he terminates his employment without good reason in exchange for his compliance with certain covenants contained in the Agreement.

Mr. Gross is also eligible to participate in Remington’s annual incentive compensation plan for its executive officers as in effect from time to time at a target bonus of 60% of his annual base salary, is eligible to participate in Remington’s Long-Term Incentive Plan, and may also participate in any other bonus or incentive plans that Remington may hereafter establish in which other senior executive officers of Remington are eligible to participate.

The foregoing summary of the terms of the Plan, the Agreement and the Offer Letter does not purport to be complete, and is qualified in its entirety by reference to the copies of the Plan, form of Agreement and form of Offer Letter, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1

Special Retention and Severance Plan (including the form of Retention and Severance Agreement and form of Offer Letter as “Attachment A” to the Special Retention and Severance Plan), previously filed as Exhibit 10.1 to Remington’s Current Report on Form 8-K, filed February 20, 2009, and herein incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr. Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)

April 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1

Special Retention and Severance Plan (including the form of Retention and Severance Agreement and form of Offer Letter as “Attachment A” to the Special Retention and Severance Plan), previously filed as Exhibit 10.1 to Remington’s Current Report on Form 8-K, filed February 20, 2009, and herein incorporated by reference.